THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

                              OF DST SYSTEMS, INC.





              THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                              OF DST SYSTEMS, INC.

                                TABLE OF CONTENTS

         ARTICLE I.        DEFINITIONS......................................  2
                  1.01     "Plan"...........................................  2
                  1.02     "DST"............................................  2
                  1.03     "Employer".......................................  2
                  1.04     "Trustee"........................................  2
                  1.05     "Plan Administrator".............................  2
                  1.06     "Advisory Committee".............................  2
                  1.07     "Employee".......................................  2
                  1.08     "Highly Compensated Employee.....................  3
                  1.09     "Participant"....................................  4
                  1.10     "Beneficiary"....................................  4
                  1.11     "Compensation"...................................  4
                  1.12     "Account"........................................  6
                  1.13     "Accrued Benefit"................................  6
                  1.14     "Nonforfeitable".................................  6
                  1.15     "Plan Year"......................................  6
                  1.16     "Effective Date".................................  6
                  1.17     "Plan Entry Date"................................  6
                  1.18     "Accounting Date"................................  6
                  1.19     "Trust"..........................................  6
                  1.20     "Trust Fund".....................................  6
                  1.21     "Nontransferable Annuity"........................  6
                  1.22     "ERISA"..........................................  7
                  1.23     "Code"...........................................  7
                  1.24     "Service"........................................  7
                  1.25     "Hour of Service"................................  7
                  1.26     "Disability".....................................  8
                  1.27     Service for Predecessor Employer.................  9
                  1.28     Related Employers................................  9
                  1.29     Leased Employees.................................. 10
                  1.30     Determination of Top Heavy Status................. 10
                  1.31     [Reserved]........................................ 12
                  1.32     "Disqualified Person"............................. 12
                  1.33     "Employer Securities"............................. 12
                  1.34     "Exempt Loan"..................................... 12
                  1.35     "Leveraged Employer Securities"................... 12
                  1.36     "Issuer".......................................... 12

         ARTICLE II.       EMPLOYEE PARTICIPANTS............................. 13

                                       -i-

                                                                            PAGE



                  2.01     ELIGIBILITY....................................... 13
                  2.02     SERVICE - PARTICIPATION........................... 14
                  2.03     BREAK IN SERVICE - PARTICIPATION.................. 14
                  2.04     PARTICIPATION UPON REEMPLOYMENT................... 14

         ARTICLE III.      EMPLOYER CONTRIBUTIONS AND FORFEITURES............ 14
                  3.01     AMOUNT............................................ 14
                  3.02     CONTRIBUTION ALLOCATION........................... 15
                  3.03     LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS'
                            ACCOUNTS......................................... 16
                  3.04     DEFINITIONS....................................... 17
                  3.05     DEFINITIONS....................................... 19
                  3.06     DETERMINATION OF CONTRIBUTION..................... 21
                  3.07     TIME OF PAYMENT OF CONTRIBUTION................... 21
                  3.08     FORFEITURE ALLOCATION............................. 21
                  3.09     ACCRUAL OF BENEFIT................................ 21

         ARTICLE IV.       PARTICIPANT CONTRIBUTIONS......................... 22
                  4.01     PARTICIPANT VOLUNTARY CONTRIBUTIONS............... 22
                  4.02     PARTICIPANT ROLLOVER CONTRIBUTIONS................ 22

         ARTICLE V.        TERMINATION OF SERVICE - PARTICIPANT VESTING...... 22
                  5.01     NORMAL RETIREMENT AGE............................. 22
                  5.02     PARTICIPANT DISABILITY OR DEATH................... 22
                  5.03     VESTING SCHEDULE.................................. 22
                  5.04     CASH-OUT DISTRIBUTION TO PARTIALLY-VESTED
                            PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED
                            BENEFIT.......................................... 23
                  5.05     [RESERVED]........................................ 25
                  5.06     YEAR OF SERVICE - VESTING......................... 25
                  5.07     BREAK IN SERVICE - VESTING........................ 25
                  5.08     INCLUDED YEARS OF SERVICE - VESTING............... 25
                  5.09     FORFEITURE OCCURS................................. 25

         ARTICLE VI.       TIME AND METHOD OF PAYMENT OF BENEFITS............ 26
                  6.01     TIME OF PAYMENT OF ACCRUED BENEFIT................ 26
                  6.02     METHOD OF PAYMENT OF ACCRUED BENEFIT.............. 28
                  6.03     BENEFIT PAYMENT ELECTIONS......................... 30
                  6.04     ANNUITY DISTRIBUTIONS TO PARTICIPANTS............. 32
                  6.05     SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS..... 32

                                      -ii-


                                                                            PAGE


                  6.06     [Reserved]........................................ 33
                  6.07     DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS..... 33
                  6.08     ROLLOVER DISTRIBUTIONS............................ 34

         ARTICLE VII.               EMPLOYER ADMINISTRATIVE PROVISIONS....... 35
                  7.01     INFORMATION TO COMMITTEE.......................... 35
                  7.02     NO LIABILITY...................................... 35
                  7.03     INDEMNITY OF COMMITTEE............................ 35
                  7.04     AMENDMENT TO VESTING SCHEDULE..................... 36

         ARTICLE VIII.              PARTICIPANT ADMINISTRATIVE PROVISIONS.... 36
                  8.01     BENEFICIARY DESIGNATION........................... 36
                  8.02     NO BENEFICIARY DESIGNATION........................ 37
                  8.03     PERSONAL DATA TO COMMITTEE........................ 37
                  8.04     ADDRESS FOR NOTIFICATION.......................... 37
                  8.05     ASSIGNMENT OR ALIENATION.......................... 38
                  8.06     NOTICE OF CHANGE IN TERMS......................... 38
                  8.07     LITIGATION AGAINST THE TRUST...................... 38
                  8.08     INFORMATION AVAILABLE............................. 38
                  8.09     APPEAL PROCEDURE FOR DENIAL OF BENEFITS........... 38
                  8.10     ESOP DIVERSIFICATION.............................. 39

         ARTICLE IX.       ADVISORY COMMITTEE--DUTIES WITH RESPECT TO
                           PARTICIPANTS' ACCOUNTS............................ 40
                  9.01     MEMBERS' COMPENSATION EXPENSES.................... 40
                  9.02     GENERAL........................................... 40
                  9.03     FUNDING POLICY.................................... 41
                  9.04     INDIVIDUAL ACCOUNTS............................... 41
                  9.05     VALUE OF PARTICIPANT'S ACCRUED BENEFIT............ 42
                  9.06     ALLOCATIONS TO PARTICIPANTS' ACCOUNTS............. 42
                  9.07     UNCLAIMED ACCOUNT PROCEDURE....................... 44
                  9.08     TERM.............................................. 45
                  9.09     POWERS............................................ 45
                  9.10     MANNER OF ACTION.................................. 45
                  9.11     AUTHORIZED REPRESENTATIVE......................... 45
                  9.12     INTERESTED MEMBER................................. 45
                  9.13     INDIVIDUAL STATEMENT.............................. 45
                  9.14     ACCOUNT CHARGED................................... 45
                  9.15     TRANSFERRED ACCOUNTS.............................. 45
                                      -iii-

                                                                            PAGE

         ARTICLE X.                TRUSTEE POWERS AND DUTIES................. 46
                  10.01    ACCEPTANCE........................................ 46
                  10.02    RECEIPT OF CONTRIBUTIONS.......................... 46
                  10.03    INVESTMENT POWERS................................. 46
                  10.04    RECORDS AND STATEMENTS............................ 50
                  10.05    FEES AND EXPENSES FROM FUND....................... 51
                  10.06    PARTIES TO LITIGATION............................. 51
                  10.07    PROFESSIONAL AGENTS............................... 51
                  10.08    DISTRIBUTION OF TRUST FUND........................ 51
                  10.09    DISTRIBUTION DIRECTIONS........................... 52
                  10.10    THIRD PARTY....................................... 52
                  10.11    RESIGNATION....................................... 52
                  10.12    REMOVAL........................................... 52
                  10.13    INTERIM DUTIES AND SUCCESSOR TRUSTEE.............. 52
                  10.14    VALUATION OF TRUST................................ 53
                  10.15    PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES... 53
                  10.16    LIMITATION ON LIABILITY - IF INVESTMENT MANAGER
                           APPOINTED. ....................................... 54
                  10.17    USE OF INDEPENDENT APPRAISER...................... 54
                  10.18    INVESTMENT IN GROUP TRUST FUND.................... 54
                  10.19    KCSI SHARE RESTRICTIONS........................... 55

         ARTICLE XI.                REPURCHASE OF EMPLOYER SECURITIES........ 55
                  11.01    PUT OPTION........................................ 55
                  11.02    CONTINUATION OF PUT OPTION........................ 56

         ARTICLE XII.               MISCELLANEOUS............................ 56
                  12.01    EVIDENCE.......................................... 56
                  12.02    NO RESPONSIBILITY FOR EMPLOYER ACTION............. 57
                  12.03    FIDUCIARIES NOT INSURERS.......................... 57
                  12.04    WAIVER OF NOTICE.................................. 57
                  12.05    SUCCESSORS........................................ 57
                  12.06    WORD USAGE........................................ 57
                  12.07    STATE LAW......................................... 57
                  12.08    EMPLOYMENT NOT GUARANTEED......................... 57

         ARTICLE XIII.              EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION 58
                  13.01    EXCLUSIVE BENEFIT................................. 58
                  13.02    AMENDMENT BY EMPLOYER............................. 58
                  13.03    DISCONTINUANCE.................................... 59

                                                                            PAGE

                  13.04    FULL VESTING ON TERMINATION....................... 59
                  13.05    MERGER/DIRECT TRANSFER............................ 59
                  13.06    TERMINATION....................................... 60

         ARTICLE XIV.               PROVISIONS EFFECTIVE UPON CHANGE IN
                                     CONTROL................................. 61
                  14.01    DEFINITION OF "CHANGE IN CONTROL OF DST".......... 61
                  14.02    PROVISIONS EFFECTIVE UPON CHANGE OF CONTROL....... 61
                  14.03    RIGHT TO AMEND PART 1 OF ARTICLE XIV PRIOR TO CHANGE
                           IN CONTROL OF DST................................. 62

                       ALPHABETICAL LISTING OF DEFINITIONS

Plan Definition                                                Section Reference
                                                                   (Page Number)

Account.................................................................1.12 (6)
Accounting Date.........................................................1.18 (6)
Accrued Benefit.........................................................1.13 (6)
Advisory Committee......................................................1.06 (2)
Affiliate..............................................................1.28A (9)
Annual Addition.....................................................3.04(a) (12)
Annuity Starting Date..................................................6.01 (26)
Advisory Committee......................................................1.06 (2)
Beneficial Owner......................................................14.01 (60)
Beneficiary.............................................................1.10 (4)
Break in Service for Eligibility Purposes..............................2.02 (14)
Break in Service for Vesting Purposes..................................5.07 (25)
Cash-Out Distribution..................................................5.04 (23)
Change in Control of DST..............................................14.01 (60)
Claimant...............................................................8.09 (38)
Code....................................................................1.23 (6)
Code ss.411(d)(6) Protected Benefits..................................13.02 (57)
Compensation............................................................1.11 (4)
Compensation for Code ss.415 Purposes...............................3.04(e) (19)
Compensation for Top Heavy Purposes....................................1.30 (10)
Deemed Cash-Out Rule................................................5.04(C) (23)
Defined Contribution Plan...........................................3.04(c) (18)
Defined Benefit Plan................................................3.04(d) (19)
Determination Date..................................................1.30(g) (12)
Disability..............................................................1.26 (8)
Disqualified Person....................................................1.32 (12)
Distribution Date......................................................6.01 (26)
DST.....................................................................1.02 (2)
Effective Date..........................................................1.16 (6)
Elective Contributions..................................................1.11 (5)
Elective Transfer.....................................................13.05 (58)
Eligible Accrued Benefit...............................................8.10 (39)
Eligible Portion.......................................................6.05 (32)
Employee................................................................1.07 (2)
Employer................................................................1.03 (2)
Employer for Code ss.415 Purposes...................................8.01(b) (18)
Employer for Top Heavy Purposes.....................................1.30(f) (12)
Employer Securities....................................................1.33 (12)
Employer Securities Fund..........................................Witnesseth (1)

Plan Definition                                                Section Reference
                                                                   (Page Number)

Employment Commencement Date...........................................2.01 (13)
ERISA...................................................................1.22 (7)
Exchange Act..........................................................14.01 (60)
Excess Amount.......................................................3.05(e) (21)
Exempt Loan............................................................1.34 (12)
5% Owner................................................................1.08 (3)
Forfeiture Break in Service............................................5.08 (25)
Former Plan.......................................................Witnesseth (1)
Group Trust Fund......................................................10.18 (57)
Highly Compensated Employee.............................................1.08 (4)
Hour of Service.........................................................1.25 (7)
Investment Manager..................................................9.02(i) (40)
Issuer.................................................................1.36 (12)
KCSI..............................................................Witnesseth (1)
KCSI Shares.......................................................Witnesseth (1)
KCSI Shares Fund..................................................Witnesseth (1)
Key Employee........................................................1.30(a) (10)
Leased Employees.......................................................1.29 (10)
Leveraged Employer Securities..........................................1.35 (12)
Limitation Year.....................................................3.04(f) (18)
Master Trust ...........................................................1.19 (6)
MDIB................................................................6.02(A) (29)
Maximum Permissible Amount..........................................3.05(a) (19)
Minimum Distribution Incidental Benefit (MDIB).........................6.02 (29)
Non-Key Employee....................................................1.31(b) (11)
Nonforfeitable..........................................................1.14 (6)
Nontransferable Annuity.................................................1.21 (6)
Normal Retirement Age..................................................5.01 (22)
Participant Forfeiture.................................................3.08 (21)
Participant.............................................................1.09 (4)
Permissive Aggregation Group........................................1.31(e) (11)
Plan..............................................................Witnesseth (1)
Plan Entry Date.........................................................1.17 (6)
Plan Administrator......................................................1.05 (2)
Plan Year...............................................................1.15 (6)
Predecessor Employer....................................................1.27 (8)
Qualified Domestic Relations Order.....................................6.07 (33)
Related Employers.......................................................1.28 (8)
Required Aggregation Group..........................................1.30(d) (11)
Required Beginning Date.............................................6.01(B) (27)
Separate Trust .........................................................1.19 (6)
                                      -vii-

Plan Definition                                                Section Reference
                                                                   (Page Number)

Service.................................................................1.24 (7)
Top Heavy Minimum Allocation........................................3.02(B) (15)
Top Heavy Ratio.........................................................1.30 (9)
Trust...................................................................1.19 (6)
Trust Fund..............................................................1.20 (6)
Trustee.................................................................1.04 (2)
Trustee Powers.....................................................10.03(A) (46)
Years of Service.......................................................5.08 (25)


                                     -viii-

              THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                              OF DST SYSTEMS, INC.


         DST Systems, Inc., a corporation organized under the laws of the State of Delaware, makes this Agreement with UMB Bank, N.A., as Trustee.

                                   WITNESSETH:

         DST Systems, Inc. establishes within this Trust Agreement The Employee Stock Ownership Plan of DST Systems, Inc. (the "Plan") for the administration and distribution of (a) amounts to be transferred to the Plan (as described below) comprising the DST Portion ("DST Portion") of The Employee Stock Ownership Plan and Trust Agreement of Kansas City Southern Industries, Inc. (the "Former Plan") on behalf of current and former employees of the Employer, and
(b) contributions to be made by the Employer for the purpose of providing retirement benefits for eligible Employees. The Plan as set forth herein is effective as of 12:01 a.m. on the Effective Date. The Plan is an employee stock ownership plan which is intended to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code and as an employee stock ownership plan under Section 4975(e)(7) of the Internal Revenue Code. The Plan shall consist of Employer Securities Accounts and the General Investment Accounts. The assets of the Plan shall be invested primarily in qualifying employer securities within the meaning of Section 409(l) of the Internal Revenue Code.

         Prior to the Effective Date, employees of the Employer are eligible to participate in the Former Plan established by Kansas City Southern Industries, Inc. ("KCSI"). The Former Plan includes assets attributable to a leveraged employee stock ownership plan and consists largely of shares of stock of KCSI ("KCSI Shares"). As of October 1, 1995, the Former Plan was amended and restated to comprise (1) a "DST Portion" of the Plan, consisting of the Accounts of those Participants who are employed by DST, Accounts of former Employees who separated from Service with DST, Accounts of former Employees employed or formerly employed by Investors Fiduciary Trust Company, Kemper Service Company or an affiliate of DST, as defined in Section 1.28 ("DST Participants"), Accounts of Beneficiaries of DST Participants, and the number of KCSI Shares allocable to DST Participants for the 1995 Plan Year; and (2) an "Industries Portion" of the Plan, consisting of the remaining Accounts and shares. As of the Effective Date, the assets of the DST Portion of the Former Plan shall be transferred to this Plan, with KCSI, and DST Systems Inc. by signature to this document, evidencing having taken or agreeing to take all appropriate action to cause such transfer to occur.

         KCSI Shares to be transferred to this Plan from the Former Plan shall be held in a KCSI Shares Fund. The KCSI Shares Fund is provided solely to permit the continued holding of KCSI Shares allocated to Participants' Accounts following the transfer. No future contributions or investments may be made in the KCSI Shares Fund.

         Effective as of the Effective Date, employees of the Employer shall cease to be eligible to continue active participation in the Former Plan. Effective as of the Effective Date, the Plan shall be established by the Employer as a successor to the Former Plan to provide retirement benefits for eligible employees who continue employment with or become employed by the Employer following the Effective Date.

         Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.01 "Plan" means the retirement plan established by the Employer in the form of this Agreement, designated as The Employee Stock Ownership Plan of DST Systems, Inc.

         1.02 "DST" means DST Systems, Inc., or any of its subsidiary companies, that, with the written consent of DST Systems, Inc., adopts this Plan; PROVIDED, in no event shall a subsidiary company be deemed to be within the definition of "DST" prior to the date on which such subsidiary company became a member of a controlled group of corporations (as defined in Code ss.414(b)) or a member of a group of trades or businesses under common control (as defined in Code ss.414(c)), which includes DST Systems, Inc. as a member of such group.

         1.03     "Employer" means DST.

         1.04 "Trustee" with respect to the Separate Trust means UMB Bank, N.A., or any successor in office who in writing accepts the position of Trustee under this Plan and the Separate Trust; and with respect to the Master Trust means UMB Bank, N.A., or any successor in office who in writing accepts the position of Trustee under the Master Trust. Unless otherwise specified in this Plan, references to the "Trustee" in this Plan include either or both of the Trustee under the Separate Trust or the Trustee under the Master Trust.

         1.05 "Plan Administrator" is DST Systems, Inc. unless DST Systems, Inc. designates another person to hold the position of Plan Administrator. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

         1.06 "Advisory Committee" means the Advisory Committee for the Plan as from time to time constituted.

         1.07 "Employee" means any employee of the Employer, excluding any Leased Employee, and excluding any individual who performs services for the Employer and (i) is working in a classification described as independent contractor (even if such person is subsequently determined to be a common-law employee of the Employer), (ii) is paid, directly or indirectly, through an Employer's accounts payable system, or (iii) performs such services pursuant to a contract or agreement which provides that the person is an independent contractor or consultant (even if such person is subsequently determined to be a common-law employee of the Employer).

                                       -2-

         1.08 "Highly Compensated Employee" means, for any Plan Year, any individual who (i) is an Employee described in subsection (a) or (b) below, or
(ii) is a former Employee described in subsection (c), below:

                  (a) An Employee who at any time during the current Plan Year or the preceding Plan Year is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Section 318 of the Code) ("5% Owner") of the Employer;

                  (b) An Employee who (i) received Compensation during the preceding Plan Year in excess of $80,000 (in 1996, as adjusted in accordance with regulations and rulings under Section 414(q) of the
         Code), and (ii) if the Advisory Committee elects to apply this clause
         (ii) to determine the Highly Compensated Employees for a Plan Year, for this Plan and, except as otherwise permitted, consistently for all plans of the Employer whose plan years begin in the same calendar year as such preceding Plan Year, is in the group consisting of the top twenty percent (20%) of the total number of persons employed by the Employer when ranked on the basis of Compensation paid during the preceding Plan Year, provided that, for purposes of determining the total number of persons employed by the Employer, the following Employees shall be excluded:

                           (1) Employees who have not completed an aggregate of
                  six (6) months of service during the preceding Plan Year,

                           (2) Employees who work less than seventeen and
                  one-half (17-1/2) hours per week for 50% or more of the total weeks worked by such employees during the preceding Plan Year,

                           (3) Employees who normally work during not more than
                  six (6) months during any year,

                           (4) Employees who have not attained age 21 by the end
                  of the preceding Plan Year,

                           (5) Employees who are nonresident aliens and who
                  receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income during the preceding Plan Year from sources within the United States (within the meaning of Section 861(a)(3) of the Code), and

                           (6) Except to the extent provided in regulations
                  prescribed by the Secretary of the Treasury, Employees who are members of a collective bargaining unit represented by a collective bargaining agent with which an Employer has or has had a bargaining agreement.

                  (c) The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday.

                  For purposes of this Section 1.08, "Compensation" means Compensation as defined in Section 1.11, except any exclusions from Compensation, and Compensation must include Elective Contributions.

                  The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group and the relevant Compensation, consistent with Code ss.414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. Except as otherwise permitted, a calendar year election must apply to all plans and arrangements of the Employer.

         1.09 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

         1.10 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.11 "Compensation" means, with respect to a Participant in the Plan, all wages, salaries, fees for professional service and other amounts (whether or not paid in cash) for personal services actually rendered in the course of employment with DST, but only to the extent includible in gross income. This definition of Compensation includes, but is not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, fringe benefits, reimbursements and expense allowances. This definition of Compensation does not include:

                  (a) Employer contributions to a plan of deferred compensation to the extent the contributions are not includible in gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

                  (b) Amounts realized from the exercise of a non qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

                  (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss. 403(b) (whether or not the contributions are excludible from the gross income of the Employee).

         To determine a Participant's contribution allocation under Section 3.02(A), Compensation means the general definition of Compensation described in this Section 1.11, but excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, and including Elective Contributions. "Elective Contributions" are amounts excludible from the Employee's gross income under Code ss.ss. 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code ss. 401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity.

         For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this
Section 1.11, unless DST elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Code ss.414(s) and the regulations issued under that Code section. DST may elect to include all Elective Contributions made by DST on behalf of the Employees of DST. DST's election to include Elective Contributions must be consistent and uniform with respect to Employees of DST and all plans of DST for any particular Plan Year. DST may make this election to include Elective Contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.11 includes Elective Contributions in the general Compensation definition applicable to the Plan.

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.11, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under Code ss.401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

         1.12 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan pursuant to
Section 9.04.

         1.13 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from Employer contributions.

         1.14 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

         1.15 "Plan Year" means the fiscal year of the Plan, a 12 consecutive month period ending every December 31.

         1.16 "Effective Date" of this Plan means January 1, 1998.

         1.17 "Plan Entry Date" means the Effective Date and every January 1 and July 1 after the Effective Date.

         1.18 "Accounting Date" shall be the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee shall make all Plan allocations for a particular Plan Year as of the last Accounting Date of that Plan Year.

         1.19 "Trust" means either or both of (i) the separate Trust created under Article X of this Plan (the "Separate Trust") and (ii) the Separate Plan Account (as defined in the Master Trust) for this Plan under the DST Systems, Inc. Master Trust created by the Master Trust Agreement by and between DST Systems, Inc. and UMB Bank, N.A., as Trustee of the Master Trust effective as of January 1, 1998 (the "Master Trust").

         1.20 "Trust Fund" means all property of every kind held or acquired by the Trustee of the Separate Trust under this Agreement or by the Trustee of the Master Trust for purposes of this Plan under the Master Trust Agreement. This Plan together with the Master Trust creates two separate trusts each of which applies to all Employers participating under The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. However, the Trustee will maintain separate records of account in order to reflect properly each Participant's Accrued Benefit derived from the participating Employer.

         1.21 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Trustee distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.23 "Code" means the Internal Revenue Code of 1986, as amended.

         1.24 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. "Separation from Service" means a separation from Service with the Employer maintaining this Plan.

         1.25  "Hour of Service" means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

                  (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

                  (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg.

         ss.2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

         The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.25 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service.

         The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. However, for an employee who is paid on other than an hourly basis, Hours of Service shall be credited according to the following schedule, based on the payroll period of the Employee, for each payroll period with respect to which he or she is paid or is entitled to payment of compensation:

         PAYROLL PERIOD                              HOURS OF SERVICE

         Daily                                              10
         Weekly                                             45
         Semi-Monthly                                       95
         Monthly                                           190

         Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.26 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section 1.26 in a nondiscriminatory, consistent and uniform manner.

         1.27 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

         1.28 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code ss.414(c)) or an affiliated service group (as defined in Code ss.414(m) or in Code ss.414(o)). If the Employer is a member of a related group, the term 'Employer' includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. In addition, except as provided in Section 1.28(A), (1) the Plan shall treat all service credited with respect to an Employee under the Former Plan prior to the Effective Date as service with the Employer under this Plan, and (2) the Plan shall treat service of an Employee on or after the Effective Date with an "affiliate" of DST as service with DST. For purposes of this
Section 1.28, the term "affiliate" means any corporation, partnership, joint venture or other business entity with respect to which fifteen percent (15%) or more of the equity interests therein are owned, directly or indirectly, by DST in the case of an affiliate of DST, or by the Employer in the case of an affiliate of the Employer. However, only an Employer described in Section 1.03 may contribute to the Plan and only an Employee employed by an Employer described in Section 1.03 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer that is not participating in this Plan.

         (A) SERVICE PRIOR AND SUBSEQUENT TO ADOPTION OF PLAN BY AFFILIATE. For purposes of this Section 1.28(A), the term "affiliate" means any corporation, partnership, joint venture or other business entity with respect to which fifteen percent (15%) or more of the equity interests therein are owned, directly or indirectly, by DST. This paragraph shall apply solely to affiliates that become Employers. For purposes of crediting Hours of Service and determining Years of Service and Breaks in Service under Articles II and V, the Plan shall treat service of an Employee with the Employer before the date the affiliate became an affiliate and after the date it ceases to be an affiliate as service with the Employer. If an Employee was not employed by such affiliate on the date it became an affiliate, the Plan shall exclude service with the Employer prior to such date. If the Employee was employed by such affiliate on the date it became an affiliate, the Plan shall treat service with such affiliate prior to such date as service for the above purposes under the Plan, other than such service prior to a separation from service with the affiliate.

         (B) SPECIAL RULE FOR KCSI GROUP SERVICE. For purposes of determining service with an affiliate, an affiliate shall also include Kansas City Southern Industries, Inc. ("KCSI"), and any corporation, partnership, joint venture, or other business entity that would be an affiliate of KCSI under the foregoing definitions of "affiliate" if KCSI were substituted for DST therein (a "KCSI Affiliate"); but only for periods (before or after the Effective Date) during which DST is also a KCSI affiliate under the foregoing definitions.

         1.29 LEASED EMPLOYEES. The Plan does not treat a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code ss.144(a)(3)) on a substantially full time basis for at least one year and who performs services under the primary direction or control of the Employer. A Leased Employee who performs services for the Employer pursuant to a contract or agreement which provides that the person is a Leased Employee will not become eligible to participate in this Plan merely by reason of a determination that the person is a common-law employee of the Employer, unless and until the Employer changes the employment classification of such person.

         1.30     DETERMINATION OF TOP HEAVY STATUS.

         If this Plan is the only qualified plan maintained by DST, Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees in the Plan as of the Determination Date and the denominator of which is a similar sum determined for all Employees in the Plan. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution by DST not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with DST during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.

         If DST maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, the Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.30(A), taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory

Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code ss.416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by DST or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the 12-month period ending on the Determination Date, except as Code ss.416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     Definitions.  For purposes of applying the provisions of this Section 1.30:

                  (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee of DST (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of DST; (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees of DST owning the ten largest interests in DST;
         (iii) is a more than 5% owner of DST; or (iv) is a more than 1% owner of DST and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in DST. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q)(8) exclusions) of Employees of DST, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.

                  (b) "Non-Key Employee" is an Employee of DST who does not meet the definition of Key Employee.

                  (c) "Compensation" means Compensation as determined under
         Section 1.08 (relating to the Highly Compensated Employee definition).

                  (d) "Required Aggregation Group" means: (1) each qualified plan of DST in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of DST which enables a plan described in clause (1) to meet the requirements of Code ss.401(a)(4) or Code ss.410.

                  (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by DST, but only if such group would satisfy in the aggregate the requirements of Code ss.401(a)(4) and Code ss.410. The Advisory Committee will determine the Permissive Aggregation Group.

                  (f) "Employer" means DST and any related employers described in Section 1.28.

                  (g) "Determination Date" for any Plan Year is the last Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last Accounting Date of that Plan Year. The "Determination Period" is the 5-year period ending on the Determination Date.

         1.31 [RESERVED].

         1.32 "Disqualified Person" has the meaning ascribed to that term under Code ss.4975(e)(2).

         1.33 "Employer Securities" means voting common stock issued by DST Systems, Inc., or by a corporation which is a member of the same controlled group of corporations, which is readily tradable on an established securities market. Noncallable preferred stock of DST Systems Inc. shall be treated as Employer Securities with respect to the Plan if such stock is convertible at any time into voting common stock issued by DST Systems, Inc. if such conversion is at a conversion price which (as of the date of acquisition by the Plan) is reasonable. Under regulations under Code ss.409(l), preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

         For purposes of Sections 3.08, 5.09, 6.05, 8.10(A), 10.03(o), 10.15,
10.17 and 11.01 only, in order to comply with Code ss.ss.401(a)(28), 409 and 411(d)(6), the term "Employer Securities" shall include voting common stock of Kansas City Southern Industries, Inc., which is readily tradable on an established securities market.

         1.34 "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. ss.54.4975-7(b).

         1.35 "Leveraged Employer Securities" means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" in Code ss.4975(e)(8) with respect to the Plan to which the Exempt Loan was made.

        1.36 "Issuer" means the corporation that issued the Employer Securities.

                                   ARTICLE II.
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following his Employment Commencement Date. Each Employee who was a Participant in the Former Plan on the day before the Effective Date and whose Employer becomes an Employer under this Plan as of the Effective Date of this Plan shall become a Participant in the Plan as of the Effective Date. The term "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for an Employer.

         An Employee is an Excluded Employee if he is (a) a nonresident alien who receives no earned income (within the meaning of Code ss.911(d)(2)) from an Employer which constitutes income from sources within the United States (within the meaning of Code ss.861(a)(3)), or (b) a member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one half the members of which are owners, officers or executives of an Employer.

         If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by an Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.06.

         If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included years of Service with an Employer as an Excluded Employee for purposes of vesting credit under Article V.

         A Leased Employee who performs services for the Employer pursuant to a contract or agreement which provides that the person is a Leased Employee will not become eligible to participate in this Plan merely by reason of a determination that the person is a common-law employee of the Employer, unless and until the Employer changes the employment classification of such person. If a Leased Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of
Section 2.01 and would have been a Participant had he not been a Leased Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with an Employer as a Leased Employee for purposes of vesting credit under Article V.

         2.02 SERVICE - PARTICIPATION. For purposes of participation under
Section 2.01, the Plan does not apply any minimum Hour of Service requirement. The Plan does not require an Employee who terminates employment to establish a new Employment Commencement Date if reemployed by an Employer.

         2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

         2.04 PARTICIPATION UPON REEMPLOYMENT. A Participant whose employment terminates reenters the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment.

                                  ARTICLE III.
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

         3.01 AMOUNT. For each Plan Year, DST will contribute to the Trust an amount which DST may from time to time deem advisable. DST (or the Advisory Committee on behalf of DST) shall determine the extent to which such contributions are directed to the Separate Trust or the Master Trust. DST may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' in the Plan "Maximum Permissible Amounts".

         DST contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Internal Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from DST, must return to DST the amount of DST's contribution made by DST by mistake of fact or the amount of DST's contribution disallowed as a deduction under Code ss.404. The Trustee will not return any portion of DST's contribution under the provisions of this paragraph more than one year after:

                  (a)      DST made the contribution by mistake of fact; or

                  (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

         The Trustee will not increase the amount of DST's contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease DST's contribution returnable for any losses attributable to it. The Trustee may require DST to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount DST has requested be returned is properly returnable under ERISA.

         DST may make its contribution in cash or in Employer Securities as DST from time to time may determine. DST may make its contribution of Employer Securities at fair market value determined at the time of contribution.

         3.02     CONTRIBUTION ALLOCATION.

(A) METHOD OF ALLOCATION. Subject to any restoration allocation required under
Section 5.04, the Advisory Committee will allocate and credit each annual DST contribution (and Participant forfeitures, if any) to the Account of each Participant in the Plan who satisfies the conditions of Section 3.09. The Advisory Committee will make this allocation in the same ratio that each such Participant in the Plan's Compensation for the Plan Year bears to the total Compensation of all such Participants in the Plan for the Plan Year.

(B)      TOP HEAVY MINIMUM ALLOCATION.

                  (1) MINIMUM ALLOCATION.  If the Plan is top heavy in any Plan
                         Year:

                           (a) Each Non-Key Employee (as defined in Section
                  1.30) who is a Participant in the Plan and is employed by DST on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.09(B); and

                           (b) The top heavy minimum allocation is the lesser of
                  3% of the NonKey Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee in the Plan (as defined in Section 1.30). However, if a defined benefit plan maintained by DST which benefits a Key Employee in the Plan depends on this Plan to satisfy the antidiscrimination rules of Code ss.401(a)(4) or the coverage rules of Code ss.410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees in the Plan.

                  For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.11, except (i) compensation does not include Elective Contributions; (ii) any exclusions from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.11) do not apply, and (iii) the Advisory Committee must disregard the requirements of Section 3.13. For purposes of this
         Section 3.02(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year under Sections 3.02 and 3.08 divided by his Compensation for the entire Plan Year. However, a Non-Key Employee's contribution rate does not include any elective contributions under a Code ss.401(k) arrangement maintained by DST nor any Employer matching contributions made by DST subject to the nondiscrimination requirements of Code ss.401(k) or of Code ss.401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by DST (or by any related Employers described in Section 1.28) as a single plan.

                  (2) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.02(B)(2). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.02(A). DST then will contribute an additional amount for the Account of any Participant in the Plan who is entitled under this Section 3.02(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf DST makes the contribution.

         3.03 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under the Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount DST otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, DST will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.02, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.02(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants in the Plan who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) ESTIMATION OF COMPENSATION. Prior to the determination of a Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such

Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants in the Plan similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 3.03(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant in the Plan for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

                  (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent that the return would reduce the Excess Amount.

                  (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer contributions (including allocation of forfeitures) for all remaining Participants in the Plan in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) MORE THAN ONE PLAN. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of the Plan which coincides with an allocation date of another defined contribution plan maintained by DST, the Advisory Committee will attribute the Excess Amount allocated as of such date first to the DST Systems, Inc. Profit Sharing Plan. If an Excess Amount remains, it will then be attributed to this Plan and then, if necessary, to the DST Systems, Inc. 401(k) Plan.

(D) DEFINED BENEFIT PLAN LIMITATION. If the Participant presently participates, or has ever participated, under a defined benefit plan maintained by DST, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant for that Limitation Year must not exceed 1.0. To the extent necessary to satisfy this limitation, DST will reduce the Participant's annual benefit under the defined benefit plan under which the

Participant participates and then, if necessary, its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates.

         3.04 DEFINITIONS. For purposes of Sections 3.01 through 3.04, the following terms mean:

                  (a) "Annual Addition" - The sum of the following amounts allocated in the Plan on behalf of a Participant for a Limitation Year:
         (i) all contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions described in Code ss.401(k), excess aggregate contributions described in Code ss.401(m) and excess deferrals described in Code ss.402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.03. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss.415(l)(2)) included as part of a defined benefit plan maintained by DST are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by DST, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

                  "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing DST's Federal income tax return for that Plan Year) to pay interest on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided, however, the provisions of this sentence do not apply in a Plan Year for which the Advisory Committee allocates more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Restricted Participants. The Advisory Committee may reallocate the Employer contributions in accordance with
         Section 3.03 to the Accounts of non-Restricted Participants to the extent necessary in order to satisfy this special limitation. For purposes of this Section 3.03, "Restricted Participants" mean Participants in the Plan who are Highly Compensated Employees within the meaning of Code ss.414(q).

                  (b) "Employer" - DST and any related employers described in
         Section 1.28. Solely for purposes of applying the limitations of
         Section 3.03, the Advisory Committee will determine related employers described in Section 1.28 by modifying Code ss.ss.414(b) and (c) in accordance with Code ss.415(h).

                  (c) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by DST as a single plan. For purposes of the limitations of
         Section 3.03, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by DST as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code ss.415(l)(2)) included as part of a defined benefit plan maintained by DST and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code ss.419(e) maintained by DST to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)).

                  (d) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by DST as a single plan.

                  (e) "Compensation" - For purposes of applying the limitations of Section 3.03, "Compensation" means Compensation as defined in
         Section 1.11, disregarding any exclusions from Compensation and disregarding elective contributions for limitations years beginning prior to January 1, 1998, but including Elective Contributions for limitation years beginning after December 31, 1997.

                  (f) "Limitation Year" - The Plan Year. If DST amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which DST makes the amendment, creating a short Limitation Year.

         3.05 DEFINITIONS. For purposes of Article III, the following terms mean:

                  (a) "Maximum Permissible Amount" - The lesser of (i) $30,000 or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 limitation by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

                  (b)      "Defined benefit plan fraction"

              Projected annual benefit of the Participant under the
                             defined benefit plan(s)
             ------------------------------------------------------
            The lesser of (i) 125% (subject to the "100% limitation"
              in paragraph (d)) of the dollar limitation in effect
               under Code ss.415(b)(1)(A) for the Limitation Year,
             or (ii) 140% of the Participant's average Compensation
                   for his high 3 consecutive Years of Service

                  To determine the denominator of this fraction, the Advisory Committee will make any adjustment required under Code ss.415(b) and will determine a Year of Service as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

                  CURRENT ACCRUED BENEFIT. If the Participant accrued benefits in one or more defined benefit plans maintained by an Employer which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss.415 as in effect at the end of the 1986 Limitation Year.

                  (c)      "Defined contribution plan fraction"

             The sum, as of the close of the Limitation Year, of the
             Annual Additions to the Participant's Account under the
                          defined contribution plan(s)
            --------------------------------------------------------
            The sum of the lesser of the following amounts determined
           for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% (subject to the
                "100% limitation" in paragraph (d)) of the dollar
             limitation in effect under Code ss.415(c)(1)(A) for the
                Limitation Year (determined without regard to the
             special dollar limitations for employee stock ownership
              plans), or (ii) 35% of the Participant's Compensation
                             for the Limitation Year

                  For purposes of determining the defined contribution plan fraction, the Advisory Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code ss.415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.05. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Advisory Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

                  (d) "100% limitation." If the 100% limitation applies, the Applicable Advisory Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. The 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code ss.416(h)(2).

                  (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         3.06 DETERMINATION OF CONTRIBUTION. Each Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

         3.07 TIME OF PAYMENT OF CONTRIBUTION. An Employer may pay its contribution for each Plan Year in one or more monthly installments without interest. An Employer must make its contribution to the Trustee within the time prescribed by the Code or applicable Treasury regulations.

         3.08 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.04 or 9.07, the Advisory Committee will allocate the forfeiture in accordance with Section 3.02, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in
Section 5.09. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.08, the Advisory Committee will base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

         3.09 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

(A) COMPENSATION TAKEN INTO ACCOUNT. In allocating an Employer contribution to a Participant's account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.02(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) HOURS OF SERVICE REQUIREMENT. Subject to the top heavy minimum allocation requirement of Section 3.02(B), the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

(C) EMPLOYMENT REQUIREMENT. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 3.09 will share in the allocation of Employer contributions and Participant forfeitures without regard to whether he is employed by an Employer on the last day of that Plan Year.

                                   ARTICLE IV.
                            PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit or require Participant contributions.

         4.02 PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

                                   ARTICLE V.
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 65 years of age. A Participant who remains in the employ of an Employer after attaining Normal Retirement Age will continue to participate in Employer contributions. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by an Employer on or after that date).

         5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with an Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable.

         5.03 VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                                                                  Percent of
         Years of Service                                        Nonforfeitable
         With the Employer                                       Accrued Benefit
         -----------------                                       ---------------

         Less than 5                                             None
         5 or more                                               100%

         For any Plan Year in which the Plan is a top heavy Plan (as defined in Section 1.30) the Advisory Committees will calculate a Participant's Nonforfeitable percentage of his Accrued Benefit under the following schedule:

                                                                  Percent of
         Year of Service                                         Nonforfeitable
         With the Employer                                       Accrued Benefit
         -----------------                                       ---------------

         Less than 2                                             None
         2                                                       20%
         3                                                       40%
         4                                                       60%
         5                                                       80%
         6 or more                                               100%

         The Advisory Committee will apply the top heavy schedule to Participants who earn at least one Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this Section 5.03 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.04 accordingly. A shift to a new vesting schedule under this
Section 5.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

         5.04     CASH-OUT DISTRIBUTION TO PARTIALLY-VESTED
PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT.  If, pursuant to
Article VI, a partially-vested Participant receives a cash-out distribution from the Plan before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the non-vested portion of the Participant's Accrued

Benefit derived from Employer contributions in the Plan. See Section 5.09. A partially- vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially vested Participant who is reemployed by an Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit shall have a right to restoration under the requirements of this Section 5.04.

         The Advisory Committee, subject to the conditions of this paragraph
(A), must restore the Accrued Benefit of such Participant attributable to Employer contributions in the Plan to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations.

         The Advisory Committee, subject to the conditions of this paragraph
(A), must restore the Accrued Benefit of such Participant attributable to Employer contributions in the Former Plan to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations.

         The Advisory Committee will not restore a reemployed Participant's Accrued Benefit under this paragraph if:

                           (1) 5 years have elapsed since the Participant's first reemployment date following the cash-out distribution; or

                           (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08).

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the reemployment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

                           (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under
         Section 3.08;
                                      -24-

                           (2) Second, the amount, if any, of the net income or gain for the Plan for the Plan Year; and

                           (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

         To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make any required restoration, DST must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one reemployed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all reemployed Participants in the Plan. The Advisory Committee will not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Section 3.03.

(C) 0% VESTED PARTICIPANT. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat a 0% vested Participant as having received a cash-out distribution on the first day of the Plan Year immediately following the Plan Year in which he separates from Service.

         5.05 [RESERVED].

         5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service, including Plan Years prior to the Effective Date of the Plan.

         5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service.

         5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with an Employer. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

         5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

                  (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

                  (b) The last day of the Plan Year in which the Participant receives a cash-out distribution.

         The Advisory Committee determines the percentage of a Participant's forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.07. Employer Securities allocated to the Participant's Account under Section 9.06 of the Plan must be forfeited only after other assets.

                                   ARTICLE VI.
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01     TIME OF PAYMENT OF ACCRUED BENEFIT.  Unless, pursuant to
Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000 and the Participant has not attained the later of Normal Retirement Age or age 62. For all purposes of this
Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this Article VI, unless otherwise specified within the Plan, is the last day of each Plan Year or as soon as administratively practicable following such last day of the Plan Year. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $5,000, the Advisory Committee must treat that present value as exceeding $5,000 for purposes of all subsequent Plan distributions to the Participant.

(A) TERMINATION OF EMPLOYMENT FOR A REASON OTHER THAN DEATH. For a Participant who terminates employment with the Employer for a reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Accrued Benefit, as follows:

                  (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING
               $5,000.
         In a lump sum, on the first distribution date after the close of the Plan Year in which the Participant's Separation from Service occurs, but in no event later than sixty (60) days after the latest of the close of the Plan Year in which (a) the Participant attains age sixty-five (65), (b) occurs the tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan, and (c) the Participant had a Separation from Service; or as soon thereafter as the amount of the payment can be ascertained, in which event the distribution shall be retroactive to such date. In the case of a Participant who separates from Service between January 1, and September 30, and who has attained age 55 on or before the date of his Separation from Service, the Participant may elect to have the Trustee commence distribution as of the 30th day after the end of the calendar quarter in which his Separation from Service occurs, or as soon as administratively practicable thereafter If a Participant incurred a Separation from Service (under this Plan or the Former Plan) before January 1, 1998 with a nonforfeitable Accrued Benefit of more than $3,500 but not more than $5,000, and has not otherwise made a distribution election under subsection (2) below and Section 6.03, distribution to the Participant shall be made under this subsection (1) as soon as practicable after January 1, 1998.

                  (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $5,000. In a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum not later than sixty (60) days after the latest of the close of the Plan Year in which (a) the Participant attains age sixty-five (65), (b) occurs the tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan, and (c) the Participant had a Separation from Service or as soon thereafter as the amount of the payment can be ascertained in which event the distribution shall be retroactive to such date.

                  (3) DISABILITY. If the Participant terminates employment because of disability, in a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum, on the first distribution date after the close of the Plan Year in which the Participant terminates employment because of disability, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph
         (1) or in Paragraph (2).

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or non-election), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution under this Section 6.01 on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participant separates from Service. However, clause (ii) of the preceding sentence shall not apply if the Participant is a 5% owner (as defined in Section 1.07(a)) with respect to the Plan Year ending in the calendar year in which he attains age 70-1/2). If the Participant attains age 70-1/2 prior to January 1, 1999, the Participant may elect by written notice to the Plan Administrator not to have clause (ii) of the preceding sentence apply. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. The Advisory Committee will determine the death benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

                  (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $5,000. The Advisory Committee must direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit in a single cash sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

                  (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $5,000. The Advisory Committee will direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         If the death benefit is payable to the Participant's surviving spouse in full, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form this
Article VI would permit for a Participant.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary.

         The distribution options permitted under this Section 6.02 are available only if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit.

(A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations.

         The minimum distribution for a calendar year for a Participant in the Plan equals the Participant's Nonforfeitable Accrued Benefit in the Plan as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code ss.401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit in the Plan, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9. The Advisory Committee, only upon the Participant's written request, may compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a non-spouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

         If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code ss.401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

         The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code ss.401(a)(9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy.

         The Advisory Committee may not direct payment of a Participant's Nonforfeitable Accrued Benefit in the Plan over a period described in clause
(ii) above unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit in the Plan as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy.

         The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9 for purposes of applying this Section 6.02(B). The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, may recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a non-spouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this Section 6.02(B) by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

         6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than ninety (90) days before nor later than thirty (30) days before the Participant's annuity starting date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

         A distribution may commence less than 30 days after the benefit notice is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

         If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02. The Participant or Beneficiary must make an election under this Section
6.03 by filing his election form with the Applicable Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) PARTICIPANT ELECTIONS AFTER TERMINATION OF EMPLOYMENT. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $5,000, he may elect to have the Trustee commence distribution as of any distribution date, but not earlier than the first distribution date at the close of the Plan Year in which the Participant's Separation from Service occurs. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date, but not earlier than the date described in the first sentence of this Section 6.03(A). In the case of a Participant who separates from Service between January 1 and September 30, and who has attained age 55 on or before the date of his Separation from Service, the Participant, in addition to the benefit payment elections provided for in the first two sentences of this Section 6.03(A), shall have the right to elect to have the Trustee commence distribution as of the 30th day after the end of the calendar quarter in which his Separation from Service occurs, or as soon as administratively practicable thereafter. A Participant who has separated from Service may elect distribution as of any distribution date following his attainment of Normal Retirement Age, irrespective of the restrictions otherwise applicable under this Section 6.03(A). If the Participant is partially vested in his Accrued Benefit, an election under this Section 6.03(A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in
Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with an Employer.

(B) PARTICIPANT ELECTIONS PRIOR TO TERMINATION OF EMPLOYMENT. After a Participant (1) attains Normal Retirement Age or (2) attains 59-1/2 and has at least five years of Participation in the Plan (including the Former Plan), the Participant, until he retires, has a continuing election to receive all or any portion of his Nonforfeitable Accrued Benefit. A Participant must make an election under this Section 6.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this Section 6.03(B) within the 90-day period (or as soon as administratively practicable) after the distribution date next following the date the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Nonforfeitable Accrued Benefit not distributed pursuant to this election(s) in accordance with the other distribution provision of this Plan.

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $5,000, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

         6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any annuity distributions to Participants. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code ss.417 to transfer assets to this Plan.

         6.05 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the

Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the Participant's vested Accrued Benefit (the "Eligible Portion") no later than the time prescribed by this Section 6.05, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.05 are subject to the consent and form of distribution requirements of Articles V and VI of the Plan.

                  (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Eligible Portion not later than one year after the close of the Plan Year in which that event occurs.

                  (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Eligible Portion not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separates from Service. If the Participant resumes employment with an Employer on or before the last day of the fifth Plan Year following the Plan Year of his Separation from Service, the distribution provisions of this paragraph (b) do not apply.

         For purposes of this Section 6.05, Eligible Portion does not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

         Notwithstanding anything else in this Plan, unless the Participant otherwise elects, the distribution of the Participant's Accrued Benefit will be in substantially equal periodic payment (not less frequently than annually) over a period not longer than the greater of:

         (a)      Five years, or

         (b) In the case of a Participant with an Accrued Benefit in excess of Five Hundred Thousand Dollars ($500,000) (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe), five (5) years plus one (1) additional year (not more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000) (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe) or fraction thereof by which such balance exceeds $500,000.

The foregoing provisions of this paragraph shall not be construed so as to preclude the distribution of a Participant's Accrued Benefit in the form of a single lump-sum payment.

         6.06     [Reserved]

         6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code ss.414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order as of March 31, April 30, July 30 or October 30 of any Plan Year, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code ss.414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if:
(1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires and the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.07 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. A qualified domestic relations order under the Former Plan with respect to the Accrued Benefit of a DST Participant shall be treated as a qualified domestic relations order under this Plan.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

         6.08 ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
Section 6.08, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section 6.08, the following definitions shall apply.

                  (A) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code ss.401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (B) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (C) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (D) Direct rollover: A direct rollover is a payment by the plan to eligible retirement plan specified by the distributee.

                                  ARTICLE VII.
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01 INFORMATION TO COMMITTEE. DST must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. DST's records as to the current information DST furnishes to the Advisory Committee are conclusive as to all persons.

         7.02 NO LIABILITY. No Employer assumes any obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of the Advisory Committee (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

         7.03 INDEMNITY OF COMMITTEE. DST Systems, Inc. indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case DST Systems, Inc. fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any member of the Advisory Committee from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the members of the Advisory Committee and DST Systems, Inc. may execute a letter agreement further delineating the indemnification agreement of this paragraph, provided the agreement must be consistent with and must not violate ERISA. The indemnification provisions of this paragraph extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and DST Systems, Inc.

         7.04 AMENDMENT TO VESTING SCHEDULE. Though DST Systems, Inc. reserves the right to amend the vesting schedule of the Plan at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the amendment is adopted, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan prior to the amendment.

         If an Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with an Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within sixty (60) days of the latest of (a) the adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 7.04, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                                  ARTICLE VIII.
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Accrued Benefit in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant. A Beneficiary designation valid under the Former Plan by a DST Participant shall be effective under this Plan until changed by the Participant in accordance with this Section.

         A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or his representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant's spouse is the Participant's sole primary beneficiary; (2) the Participant's spouse cannot be located; (3) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (4) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         8.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

                  (a) The Participant's surviving spouse;

                  (b) The Participant's surviving children, including adopted children, in equal shares;

                  (c) The Participant's surviving parents, in equal shares; or

                  (d) The legal representative of the estate of the Participant.

         If the Beneficiary does not predecease the Participant, but dies prior to the distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

         8.03 PERSONAL DATA TO COMMITTEE. Each Participant (and each Beneficiary of a deceased Participant) must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

         8.04 ADDRESS FOR NOTIFICATION. Each Participant (and each Beneficiary of a deceased Participant) must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of an Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         8.05 ASSIGNMENT OR ALIENATION. Subject to Code ss.414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries in the Plan a summary description of any material amendment to, or notice of discontinuance of, the Plan and all other information required by ERISA to be furnished without charge.

         8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

         8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this
Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrator will provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied.
The Plan Administrator's notice to the Claimant must set forth:

                  (a)      The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

                  (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

                  (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75-day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent plan documents. The Advisory Committee will reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event may the Advisory

Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

         8.10 ESOP DIVERSIFICATION. Each Qualified Participant may direct the Trustee as to the distribution of 25% of the aggregate value of the Participant's Employer Securities Shares Account (the "Eligible Accrued Benefit"), within 90 days after the last Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this Section 8.10(A) or Section 8.10(B) applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities, including the put option requirements of Article XI, apply to this investment option.

         For purpose of this Section 8.10, the following definitions apply:

                  (1) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year of the Plan or Former Plan in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

                  (2) "Qualified Election Period" means the six (6) Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

         A Participant's right under this Section 8.10(A) to direct the distribution of his Account applies solely to Employer Securities acquired by the Plan or Former Plan after December 31, 1986.

         Except as provided in this Section 8.10, a Participant does not have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual Accounts.

                                   ARTICLE IX.
                     ADVISORY COMMITTEE--DUTIES WITH RESPECT
                            TO PARTICIPANTS' ACCOUNTS

         9.01 MEMBERS' COMPENSATION EXPENSES. DST Systems, Inc. must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. The members of the Advisory Committee will serve without compensation for services as such, but DST will pay all expenses of the Advisory Committee, including the expense for any bond required under ERISA.

         9.02 GENERAL. The Advisory Committee has the following powers and duties:

                  (a) To select a Secretary, who need not be a member of the Advisory Committee;

                  (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit in the Plan and the Nonforfeitable percentage of each Participant's Accrued Benefit in the Plan;

                  (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

                  (d) Discretionary authority to construe, interpret and enforce the terms of the Plan (including making factual determinations) and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation and its decisions shall be final and binding on all interested persons;

                  (e) To direct the Trustee as respects the crediting and distribution of the Plan;

                  (f) To direct the Trustee as respects the purchase and sale of Employer Securities;

                  (g) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

                  (h) To furnish DST with information which DST may require for tax or other purposes;

                  (i) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

                  (j) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any asset in the Plan under its control; and

                  (k) To direct Employer contributions between the Separate Trust and the Master Trust and to direct the Trustee to transfer assets from the Separate Trust to the Master Trust or from the Master Trust to the Separate Trust.

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

         9.03 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         9.04 INDIVIDUAL ACCOUNTS. The Trustee shall maintain a separate Account, or multiple separate Accounts, in the name of each Participant in the Plan to reflect the Participant's Accrued Benefit under the Plan. The Trustee must maintain for purposes of the Plan one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Plan, another Account designated as the General Investment Account to reflect the Participant's interest in the Plan attributable to assets other than Employer Securities and other than KCSI Shares, and another Account designated as the KCSI Shares Account to reflect a Participant's interest in the KCSI Shares held by the Plan. If a Participant reenters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08), the Trustee must maintain separate Accounts for the Participant's pre-Forfeiture Break in Service Accrued Benefit and separate Accounts for his post- Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

         The Trustee shall make its allocations to the Accounts of the Participants in the Plan in accordance with the provisions of Section 9.06. The Trustee may and if directed by the Advisory Committee shall maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.06.
The Trustee shall maintain records of its activities.

         9.05 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that portion of the net worth (at fair market value) of the Plan which the net credit balance in his Accounts bears to the total net credit balance in the Accounts of all Participants in the Plan. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution. A Participant's Accrued Benefit shall not include or be deemed to include, any Employer Security held in a suspense account, as provided in Section 10.03(B).

         9.06 ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date the Trustee must adjust Accounts to reflect net income, gain or loss since the last valuation date. In adjusting Accounts the Trustee of the Separate Trust may rely on information provided by the Trustee of the Master Trust with respect to income, gain or loss on the intent of Accounts in the Master Trust, and the Trustee of the Master Trust may similarly rely on information provided by the Trustee of the Separate Trust. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

         (A) EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, the Trustee first will reduce Employer Securities Accounts in the Plan for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant in the Plan with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Trustee will allocate Employer Securities acquired with an Exempt Loan under Section 10.03(B) in accordance with that Section. Except as otherwise specifically provided in Section 10.03(B), the Trustee will base allocations to the Participants' Accounts on dollar values of Employer Securities or on the basis of actual Employer Securities shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.06(A), the Trustee, to the extent possible, first must forfeit from a Participant's General Investment Account before making a forfeiture from his Employer Securities Account.

         (B) GENERAL INVESTMENT ACCOUNT.

         TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant General Investment Accounts in the Plan other than segregated investment Accounts. The Trustee first will adjust such Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under
Section 5.09 or under Section 9.07, for amounts charged during the valuation period to the Accounts in accordance with Section 9.14 (relating to distributions) and for the amount of any such General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Trustee then, subject to the restoration allocation requirements of
Section 5.04 or of Section 9.07, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts in the Plan. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.06(B), the Trustee will exclude Employer Securities allocated to Employer Securities Accounts, stock dividends on allocated Employer Securities and interest paid by the Trust on an Exempt Loan. The Trustee will include cash dividends on Employer Securities as income (available for payment on an Exempt Loan to the extent such dividends are attributable to Employer Securities acquired with the proceeds of an Exempt Loan) except cash dividends which the Advisory Committee has directed the Trustee to distribute in accordance with Section 10.08, or which the Advisory Committee has directed the Trustee to use for the payment of principal and/or interest on any Exempt Loan, or to use for the funding of a benefit distribution in cash, in lieu of Employer Securities, to a Participant pursuant to Section 10.08. If dividends on any Employer Securities are used for the funding of such a benefit distribution in cash pursuant to Section 10.08, then the Employer Securities which, but for such benefit distribution in cash rather than Employer Securities, would have been distributed to the Participant shall be allocated for the Plan Year in which such cash benefit distribution occurred to the Accounts of Participants as if such Employer Securities constituted earnings for such Plan Year.

         SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Trustee must reduce a segregated investment Account for any forfeiture arising under Section 5.089 after the Trustee has made all other allocations, changes or adjustments to the Account for the Plan Year.

         ADDITIONAL RULES. An Excess Amount or suspense account described in
Article III does not share in the allocation of net income, gain or loss described in this Section 9.06(B). The Trustee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         (C) KCSI SHARES ACCOUNT. As of each valuation date of each Plan Year, the Trustee first will reduce KCSI Shares Accounts in the Plan for any forfeitures arising under Section 5.09 and then will credit the KCSI Shares Account maintained for each Participant in the Plan with any forfeitures of KCSI Shares and with any stock dividends on KCSI Shares allocated to his KCSI Shares Account. The Trustee will base allocations to the Participants' Accounts on dollar values of KCSI Shares or on the basis of actual shares where there is a single class of KCSI Shares. In making a forfeiture reduction under this Section 9.06(C), the Trustee, to the extent possible, first must forfeit from a Participant's General Investment Account before making a forfeiture from his KCSI Shares Account.

         9.07 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify the Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.07 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.08. Where the benefit is distributable to the Participant, the forfeiture under this paragraph occurs as of the last day of the notice period, if the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, or as of the first day the benefit is distributable without the Participant's consent, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $5,000. Where the benefit is distributed to a Beneficiary, the forfeiture occurs on the date the notice period ends except, if the Beneficiary is the Participant's spouse and the Nonforfeitable Accrued Benefit payable to the spouse exceeds $5,000, the forfeiture occurs as of the first day the benefit is distributable without the spouse's consent. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeiture Accrued Benefit in the Plan in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

         If a Participant or Beneficiary in the Plan who has incurred a forfeiture of his Accrued Benefit in the Plan under the provisions of the first paragraph of this Section 9.07 makes a claim, at any time, for the forfeited Accrued Benefit, the Advisory Committee must restore such forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year in the Plan, then from the amount, if any, of the Trust Fund net income or gain allocable to the Plan for the Plan Year and then from the amount, or additional amount, that DST contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.07 apply solely to the Participant's or the Beneficiary's Accrued Benefit derived from Employer contributions.

         9.08 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

         9.09 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred the such Advisory Committee pending the filling of the vacancy.

         9.10 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

         9.11 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all its members and filed with the Trustee.

         9.12 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

         9.13 INDIVIDUAL STATEMENT. As soon as practicable after the last Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

         9.14 ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

         9.15 TRANSFERRED ACCOUNTS. Subject to Section 13.05, the Trustee shall accept as of the Effective Date a transfer from the Former Plan of assets in kind and liabilities comprising the Accounts representing the DST Portion of the Former Plan; and each DST Participant shall become a Participant in this Plan as of the Effective Date. The Trustee and the Advisory Committee shall allocate such assets and liabilities to Accounts of Participants in this Plan that correspond to the Accounts (as defined in the Former Plan) of the DST Participants in the DST Portion of the Former Plan, based on the information supplied by the Trustee and Advisory Committee under the Former Plan respecting such transfer. Such transfer of Accounts shall not itself alter the vesting, beneficiary election, distribution election, or other benefits, rights and features of such transferred Accounts. Transferred Accounts shall thereafter be maintained under this Plan, subject to the Sponsor's right to amend and terminate this Plan as provided in Article XIII. Any Qualified Domestic Relations Order applying under the Former Plan to a transferred Account shall be transferred to and shall be deemed to apply against this Plan.

                                   ARTICLE X.
                            TRUSTEE POWERS AND DUTIES

         10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

         10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. DST (or the Advisory Committee on behalf of DST) shall direct contributions from time to time to this Separate Trust or to the Master Trust and make direct transfers from time to time from the Separate Trust to the Master Trust or from the Master Trust to the Separate Trust, and the Trustee of the Separate Trust does not have any duty under the Separate Trust with respect to contributions and transfers so directed to the Master Trust. The Trustee is not obliged to collect any contributions from the Employer, nor is it obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

         10.03 INVESTMENT POWERS.

(A) TRUSTEE POWERS. The Trustee has full discretion and authority with regard to the investment of the Separate Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Separate or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committees. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

                  (a) To invest the leveraged employee stock ownership portion of the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and acquire not more than 100% of the Trust Fund in Employer Securities) as directed by the Advisory Committee and to invest any part or all of the Separate Trust Fund in shares of stock issued by DST, any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

                  (b) To retain in cash so much of the Separate Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Separate Trust Fund in a bank account at reasonable interest. If the Trustee is a bank or similar financial institution supervised by the United States or by a State, this paragraph (c) includes specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code ss.584 which the Trustee (or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

                  (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

                  (d) To credit and distribute the Plan as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

                  (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

                  (f) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

                  (g) to vote the stock held by the Separate Trust Fund, subject to Section 10.15.

                  (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

                  (i) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

                  (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

                  (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

                  (l) To file all tax returns required of the Trustee.

                  (m) To furnish to the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Separate Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

                  (n) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obligated or required to do so unless indemnified to its satisfaction.

                  (o) To respond to a tender offer, exchange offer or any other offer to purchase Employer Securities, subject to Section 10.15.

(B) EXEMPT LOAN. This Section 10.03(B) specifically authorizes the Trustee to enter into an Exempt Loan transaction with respect to the Plan. The following terms and conditions will apply to any Exempt Loan authorized by this Section 10.03(B).

                  (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under Article XI, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

                  (2) The interest rate of the loan may not be more than a reasonable rate of interest.

                  (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

                  (4) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employer Securities) made to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

                  (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

                  (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a Suspense Account. In withdrawing assets from the Suspense Account, the Trustee will apply the provisions of Treas. Reg. ss.ss.54.4975- 7(b)(8) and (15) as if all securities in the Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the Suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the Suspense Account to the Accounts of Participants who otherwise share in the allocation of DST's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of the last business day of each Plan Year (unless otherwise specified by DST) on the basis of nonmonetary units, taking into account the relative Compensation of all such Participants for such Plan Year. Notwithstanding the foregoing provisions for the allocation of Employer Securities withdrawn from the Suspense Account, if dividends on any Employer Securities which are allocated to any Participant are used to make any payment on an Exempt Loan, then Employer Securities with a fair market value not less than the amount of such dividends shall be allocated to the Account of such Participant for the Plan Year in which, but for the use of the dividends to make a payment on the loan, such dividends would have been allocated to the Account of such Participant. Employer Securities acquired by the Trust must be accounted for in accordance with the provisions of Treasury Regulation ss.54.4975-11(d)(1), both while they are held in the Suspense Account and after release therefrom.

                  (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

                  (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. ss.ss.54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code ss.409(h).

         10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

         10.05 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The Trustee will pay all fees and expenses reasonably incurred by it in its administration of the Plan from the Trust Fund, unless the Employer pays the fees and expenses. The Applicable Advisory Committee will not treat any fee or expense paid, directly or indirectly, by an Employer as an Employer contribution, provided the fee expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Employer may receive compensation for services as Trustee.

         10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Advisory Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

         10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

         10.08 DISTRIBUTION OF TRUST FUND. In the absence of a contrary Participant election, the Trustee shall, to the extent of the Employer Securities in a Participant's Accounts, make all distributions of benefits to such Participant under the Plan in Employer Securities. A Participant may, however, elect to receive this distribution in cash based on the fair market value of the Employer Securities at the time of the distribution or in a combination of cash and Employer Securities. The Trustee shall pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. Any remaining balance in a Participant's Accounts shall be paid in cash, except that, at the Participant's election, such balance shall be applied to provide whole shares of common stock of DST Systems, Inc. for Participants in the Plan for distribution at the then fair market value.

         If the charter or bylaws of the Issuer of the Employer Securities restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code ss.409(h)(2), the Trustee may make the distribution of a Participant's Accrued Benefit entirely in cash without granting the Participant the right to demand distribution in shares of Employer securities.

         In addition to the distribution options set forth above, a Participant in the Plan may elect to receive a distribution in the form of a number of shares of common stock of Kansas City Southern Industries, Inc. allocated to such Participant's Accounts as of the date of the distribution, with the balance in cash, shares of common stock of DST or a combination of both.

         Notwithstanding the preceding provisions of this Section 10.08, the Trustee, if directed in writing by the Advisory Committee, shall pay, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants' Employer Securities Account in the Plan, irrespective of whether a Participant is fully vested in his Employer Securities Account. The Advisory Committee's direction shall state whether the Trustee is to pay the cash dividend distributions currently, or within the ninety (90) day period following the close of the Plan Year in which DST pays the dividends to the Trust. The Advisory Committee may request DST to pay dividends on Employer Securities directly to Participants in the Plan.

         10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

         10.10 THIRD PARTY. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate.

         10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving sixty (60) days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within sixty (60) days of its receipt of the Trustee's written notice of resignation, the Trustee shall appoint a bank or trust company authorized to exercise trust powers as the successor trustee, which shall accept its appointment in writing delivered to the former Trustee and the Employer.

         10.12 REMOVAL. The Employers, by giving written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employers must appoint a successor Trustee if they intend to continue the Plan.

         10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

         10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust. The Trustee also must value the Trust Fund on such other dates as directed in writing by the Advisory Committee.

         10.15 PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES. Each Participant (or the Beneficiary thereof) acting as a named fiduciary shall have the right, with respect to Employer Securities, to direct the Trustee as to the manner in which (a) to vote any stock allocated to his Employer Securities Account as of the applicable record date of any shareholder meeting in any matter put to a shareholder vote; and (b) to respond to a tender offer, exchange offer or any other offer to purchase Employer Securities allocated to the Participant's Employer Securities Account or KCSI Shares Account.

         Before any meeting in which a shareholder vote is to be taken, the Employer will deliver to the Trustee or its designee such quantities of proxy soliciting materials as are necessary to solicit voting instructions from the Participants. The Trustee or its designee will mail the proxy solicitation materials (and any additional material made available to other shareholders or otherwise deemed appropriate by the Trustee) to the Participants within a reasonable time before the meeting. A reasonable deadline for the return of such materials may be specified.

         Shares will be voted as instructed by the Participants on each matter brought before the meeting. Such participants are appointed as named fiduciaries to direct the Trustee as to the voting of shares allocated to the accounts of Participants who have not timely instructed the Trustee how to vote them and any unallocated shares. Such shares will be voted in the same proportions as the shares for which the Trustee has received timely instructions. The Trustee may submit to the Employer one summary proxy for the aggregate number of shares.

         With regard to any tender offer, exchange offer or any other offer to purchase Employer Securities, the Trustee or its designee will solicit such instructions from Participants by distributing to each Participant such information as is distributed to shareholders of the Employer or of KCSI, as applicable, generally in connection with any such offer, and any additional information the Trustee deems appropriate in order for each Participant to give instructions. A reasonable deadline for the return of such materials may be specified.

         Shares will, in response to a tender offer, exchange offer or other offer to purchase, be tendered, exchanged or sold as instructed by the Participants. Fractional shares will be aggregated for purposes of tendering, exchanging or selling shares, to the extent possible, to reflect the instructions of the Participants. Such participants are appointed as named fiduciaries to direct the Trustee as to the tender, exchange or sale of shares allocated to an account of a Participant who has not timely instructed the Trustee how to respond to such offer and any unallocated shares. Such shares will be tendered, exchanged or sold in the same proportion as shares for which the Trustee has received timely instructions.

         For purposes of receiving, tabulating and transmitting instructions, the Trustee will establish a procedure to insure that instructions received from individual Participants regarding voting or responding to a tender offer, exchange offer, or any other offer are held in confidence, and are not divulged, released or otherwise utilized in a manner that, in the Trustee's reasonable judgment, might influence the Participant's free exercise of the rights set forth in this Section 10.15.

         In the event a Participant eligible to receive a distribution of that Participant's Employer Securities Account or KCSI Shares Account does not elect in accordance with Section 10.08 to receive the distribution in the form of Employer Securities, a sale of the Employer Securities in such Account in order to fund the resulting cash distribution shall be deemed to satisfy the requirements of this Section 10.15.

         10.16 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Plan under the control of the Investment Manager.

         10.17 USE OF INDEPENDENT APPRAISER. All valuations of Employer Securities acquired after December 31, 1986, which are not readily tradable on an established securities market (within the meaning of Code ss.401(a)(28)(C)) with respect to activities carried on by the Plan shall be by an independent appraiser. For purposes of the preceding sentence, the term "independent appraiser" means any appraiser meeting requirements similar to the requirements of the Treasury Regulations prescribed under Code ss.170(a)(1).

         10.18 INVESTMENT IN GROUP TRUST FUND. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

         Notwithstanding the provisions of Section 10.03, but subject to the provisions for the investment of Plan assets as set forth in Articles VIII and IX, the Employer specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code ss. 401(a). This authorization applies solely to a group trust fund exempt from taxation under Code ss. 501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund.

         10.19 KCSI SHARE RESTRICTIONS. Any KCSI shares acquired under the Former Plan with the proceeds of an exempt loan shall continue to be subject to the provisions of Treas. Reg. ss.ss.54-4975-7(b)(4), (10), (11) and (12)
relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code ss.409(h).

                                   ARTICLE XI.
                        REPURCHASE OF EMPLOYER SECURITIES

         11.01 PUT OPTION. Shares of Employer Securities distributed to a Participant from the Trust shall be subject to a "put" option at the time of distribution, provided that at such time the shares are either not readily tradable on an established market within the meaning of Code ss.409(h) or are subject to a trading limitation. The "put" option shall be exercisable by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of the Participant's or Beneficiary's death. The "put" option shall provide that for a period of at least fifteen (15) months after such shares are distributed, the holder of the option shall have the right to cause the Employer, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Advisory Committee, in accordance with Treasury Regulation ss.54.4975-11(d)(5) and Section 10.17 hereof. The Advisory Committee may give the Trustee the option to assume the rights and obligations of the Employer at the time the "put" option is exercised, insofar as the repurchase of Employer Securities is concerned. The period during which the "put" option is exercisable shall not include any period during which the holder is unable to exercise such "put" option because the Employer is prohibited from honoring it by federal or state law. If the Employer is prohibited from honoring the "put" option by federal or state law, the holder shall be entitled to cause it to be honored, consistent with such law, by an affiliate or shareholder of the Employer that has substantial net worth and whose net worth is reasonably expected to remain substantial. If shares of Employer Securities are readily tradable on an established market on the date of distribution, but cease to be readily tradable on an established market (as described above) within fifteen
(15) months after such date, the Employer Securities distributed shall be subject to the "put" option described herein for the balance of the fifteen (15) month period. The Employer shall give written notice to each shareholder within ten (10) days of the date the Employer Securities cease to be readily tradable on an established market or that the Employer Securities become subject to a trading limitation that the Employer Securities are subject to the "put" option for the remainder of the fifteen (15) month period. If the Employer fails to give such notice to the shareholder within such ten (10) day period, then the number of days between such tenth (10th) day and the date on which the notice is actually given shall be added to the duration of the fifteen (15) month period. The terms of payment for the purchase of such shares of Employer Securities shall be as set forth in the "put" option and, if the Employer Securities are distributed as part of a total distribution, may be either in a lump sum or in installments, as determined by the Advisory Committee. For purposes of the preceding sentence, the term "total distribution" means the distribution within one taxable year to the Participant of the balance to the credit of the Participant's Account. If the "put" option is exercised with respect to Employer Securities constituting part of an installment distribution to a Participant, the amount to be paid for the Employer Securities shall be paid not later than thirty (30) days after the date the "put" option is exercised.

         An installment payment in connection with a "put" option shall:

                  (1) provide for acceleration in the event of thirty (30) days' default in the payment of interest or principal and shall permit prepayment of the installment obligation in whole or in part at any time or times without penalty;

                  (2) be adequately secured and bear a reasonable rate of interest, both as determined by the Advisory Committee;

                  (3) require equal annual payments;

                  (4) have a payment period not longer than five (5) years from the date the "put" option is exercised;

                  (5) require that any payments pursuant to the installment obligation must be substantially equal and begin to be made no later than thirty (30) days after the date the "put" option is exercised; and

                  (6) satisfy the requirements of Treasury Regulation ss.54.4975-7(b)(12), except to the extent this regulation is inconsistent with Code ss.409(h).

         11.02 CONTINUATION OF PUT OPTION. The "put" option provided for by
Section 11.01 is nonterminable and shall continue to apply to shares of Employer Securities distributed hereunder notwithstanding the repayment of any Exempt Loan or any amendment to, or termination of, this Plan which causes the Plan or a portion of the Plan to cease to be an employee stock ownership plan within the meaning of Code ss.4975(e)(7).

                                  ARTICLE XII.
                                  MISCELLANEOUS

         12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by an Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor Advisory Committee needs to inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer must be by its Board of Directors or its designate. Any action required of DST Systems, Inc. must be by its Board of Directors, the Compensation and Organization Committee of such Board, or the designees of such Board or Committee. Any action required of any other corporate Employer must be by its Board of Directors.

         12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employers in no way guarantee the Trust Fund from loss or depreciation. The Employers do not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

         12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee and the Advisory Committee and their successors.

         12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

         12.07 STATE LAW. Missouri law will determine all questions arising with respect to the provisions of this Agreement except to the extent Federal law supersedes Missouri law.

         12.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against an Employer, or Employee of an Employer or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                                  ARTICLE XIII.
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, no Employer has any beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

         13.02 AMENDMENT BY EMPLOYER. DST Systems, Inc., by duly adopted resolution of its Board of Directors, or of the Compensation and Organization Committee of its Board of Directors, or by written instrument executed by its Chief Executive Officer or by its Vice President - Human Resources, has the right at any time and from time to time to amend the provisions of this Agreement (a) in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code ss.401(a), and (b) to amend the provisions of this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. No amendment may be made which affects the rights, duties or responsibilities of the Trustee or the Plan Administrator without the written consent of the affected Trustee or the Plan Administrator. No amendment may be made which affects the rights, duties or responsibilities of the Advisory Committee without the written consent of the affected member of the Advisory Committee.

         CODE SS.411(D)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a transferor of assets from the Former Plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code ss.412(c)(8), and may not reduce or eliminate Code ss.411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code ss.411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         All amendments must be made in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

         13.03 DISCONTINUANCE. Each Employer has the right, at any time, to suspend or discontinue its contributions under the Plan. The Board of Directors of DST Systems, Inc., or any duly authorized committee thereof, has the right to terminate, at any time, the

Plan created under this Agreement. The Plan will terminate upon the date terminated by action of the Board of Directors of DST Systems, Inc., or any duly authorized committee thereof.

         13.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

         13.05 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

         The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts a direct transfer of plan assets under this paragraph, the Advisory Committee and Trustee must treat the Employee as a Participant in the Plan for all purposes of the Plan except the Employee is not a Participant in the Plan for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

         The Trustee may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code ss.411(d)(6) protected benefits with respect to those transferred assets, in the manner described in
Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.05; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code ss.411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations.
An elective transfer may occur between qualified plans of any type.

DISTRIBUTION RESTRICTIONS UNDER CODE SS.401(K). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code ss.401(k) arrangement, the distribution restrictions of Code ss.ss.401(k)(2) and (10) continue to apply to those transferred elective contributions.

         13.06 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

                  (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

                  (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $5,000 the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $5,000 and the Participant does not elect an immediate distribution pursuant to Paragraph (2). The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan.

         On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its allocable share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under such portion under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accruals but otherwise to continue maintenance of this Plan is not a termination for purposes of this Section 13.06.

                                  ARTICLE XIV.
                   PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL

         14.01 DEFINITION OF "CHANGE IN CONTROL OF DST". For purposes of this Plan and Trust Agreement, a "Change in Control of DST" shall be deemed to have occurred if:

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                  (a) for any reason at any time less than seventy-five percent
         (75%) of the members of the DST Board shall be individuals who fall into any of the following categories: (A) individuals who were members of the DST Board on the Effective Date; or (B) individuals whose election, or nomination for election by DST's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the DST Board then still in office who were members of the DST Board on the Effective Date; or (C) individuals whose election, or nomination for election, by DST's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the DST Board then still in office who were elected in the manner described in (A) or
         (B) above, or

                  (b) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) shall have become after the Effective Date, according to a public announcement or filing, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DST, representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of DST's then outstanding voting securities; PROVIDED, HOWEVER, that for purposes of this Section 14.01(b), KCSI (which on the Effective Date is the beneficial owner of approximately forty percent (40%) of the voting power of DST's then-oustanding voting securities) shall not be deemed to be "person" unless and until it ceases to be the beneficial owner of at least thirty percent (30%) of the combined voting power of DST's then outstanding voting securities and subsequently becomes the beneficial owner of securities of DST representing thirty percent (30%) or more of the combined voting power of DST's then outstanding voting securities; or

                  (c) the stockholders of DST shall have approved a merger, consolidation or dissolution of DST or a sale, lease, exchange or disposition of all or substantially all of DST's assets, if persons who were the beneficial owners of the combined voting power of DST's voting securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter, beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of the corporation resulting from any such transaction.

         14.02 PROVISIONS EFFECTIVE UPON CHANGE OF CONTROL. Upon a Change in Control of DST as defined in Section 14.01, notwithstanding what is otherwise provided in this Plan and Trust Agreement, the following provisions will supersede the indicated sections and otherwise govern the operation of the Plan and Trust from that point forward:

                  (a) "Section 5.03, Vesting Schedule" shall provide as follows:

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         5.03 VESTING SCHEDULE. A Participant's Accrued Benefit derived from
         Employer contributions in the Plan shall be One Hundred Percent (100%) Nonforfeitable at all times.

                  (b) A new subsection (o) is added to Section 10.03(A) to read as follows:

                           (o) Notwithstanding anything to the contrary in this
                  Plan, the Trustee shall not invest any portion of the Trust in employer securities (within the meaning of either Section 409(l) of the Code or Section 407(d)(1) of ERISA) other than DST Shares.

                  (c) Except for the right to amend the Agreement pursuant to
         Section 13.02 to qualify or maintain the qualification of the Plan and the Trust created under it under the appropriate provisions of Code ss.401(a), the Board of Directors of DST Systems, Inc., or any duly authorized officer or committee thereof, shall not exercise its right to amend pursuant to Section 13.02(b), discontinue or terminate pursuant to Section 13.03, or merge pursuant to Section 13.05 the Plan or Trust Agreement without the prior written consent to such aforesaid action by seventy-five percent (75%) of the Participants in the Plan on a per-capita basis.

         14.03 RIGHT TO AMEND PART 1 OF ARTICLE XIV PRIOR TO CHANGE IN CONTROL OF DST. The Board of Directors of DST Systems, Inc., or any duly authorized committee thereof, reserves the right to amend or eliminate this Article XIV prior to the date of a Change in Control of DST.


         IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust in Kansas City, Missouri, as of this 1st day of January, 1998.


                                            DST SYSTEMS, INC.


                                            By: /s/Kenneth V. Hager



                                            UMB BANK, N.A.


                                            By: /s/Mark Herman

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